SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004





                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) April 12, 1999
                                  --------------




                          GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48265-1000
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5.  OTHER EVENTS

     On April 12, 1999 General Motors Corporation (GM) announced that the GM Board of Directors approved the complete separation of Delphi from GM by means of a tax-free spin-off. GM's consolidated financial statements for the three years in the period ended December 31, 1998 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations have been restated to reflect Delphi as discontinued operations and were filed on April 15, 1999 and April 21, 1999, respectively, on Current Reports on Form 8-K dated April 12, 1999.

     Included as part of this Form 8-K are the following restated financial statements on a quarterly basis: Consolidated Statements of Income for 1998 and 1997; Consolidated Balance Sheets for 1998; and Condensed Consolidated Statements of Cash Flows for 1998.

     Also included is a summary of Net Income (Loss) by segment prepared on a quarterly basis for 1998 and 1997. The disaggregated financial results for GMA have been prepared using a management approach, which is consistent with the basis and manner in which GM management internally disaggregates financial information for the purposes of assisting in making internal operating decisions. In this regard, certain common expenses were allocated among regions less precisely than would be required for standalone financial information prepared in accordance with generally accepted accounting principles (GAAP) and certain expenses (primarily certain U.S. taxes related to non-U.S. operations) were included in the Automotive, Electronics and Other Operations' Other segment. The financial results represent the historical information used by management for internal decision making purposes; therefore, other data prepared to represent the way in which the business will operate in the future, or data prepared on a GAAP basis, may be materially different.

     All amounts included in this Form 8-K are in millions except per share amounts.

                                  * * * * *

                          GENERAL MOTORS CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME

                                     For the Three Months Ended
                                 -------------------------------- For the Twelve
                                 Mar 31,  Jun 30,  Sep 30,  Dec 31, Months Ended
                                   1998    1998      1998    1988   Dec 31, 1998
                                 -------  -------  -------- ------- ------------
                                            (Unaudited)
                                 ----------------------------------
Manufactured products sales
  and revenues                   $34,893  $31,845   $28,464  $39,074 $134,276
Financing revenues                 3,310    3,420     3,360    3,495   13,585
Other income                       1,821    2,007     1,701    2,055    7,584
                                 -------  -------   -------  ------- --------
   Total net sales and revenues   40,024   37,272    33,525   44,624  155,445
                                  ------   ------    ------   ------  -------
Cost of sales and other operating
  charges, exclusive of items
  listed below                    29,605   27,724    25,278   31,935  114,542
Selling, general and
  administrative expenses          3,510    4,102     3,809    4,446   15,867
Depreciation and amortization
  expense                          2,707    2,648     2,674    3,118   11,147
Interest expense                   1,570    1,691     1,690    1,678    6,629
Other expenses                       549      596       493      678    2,316
                                -------- --------  -------- -------- --------
  Total costs and expenses        37,941   36,761    33,944   41,855  150,501
                                  ------   ------    ------   ------  -------
Income (loss) from continuing
  operations before income
  taxes and  minority interests    2,083      511      (419)   2,769    4,944
Income tax expense (credit)          695      159      (144)     926    1,636
Minority interests                   (10)       -        (1)      (9)     (20)
Losses of nonconsolidated
  associates                         (10)     (46)      (33)    (150)    (239)
                                -------- --------  -------- -------- --------
Income (loss) from continuing
  operations                       1,368      306      (309)   1,684    3,049
Income (loss) from discontinued
  operations                         236       83      (500)      88      (93)
                                -------- --------  -------- -------- --------
  Net income (loss)                1,604      389      (809)   1,772    2,956
                                -------- --------  -------- -------- --------
Dividends on preference stocks        16       16        16       15       63
                                  ------     ----      ----   ------   ------
  Earnings (loss) on common
    stocks                        $1,588     $373     $(825)  $1,757   $2,893
                                   =====      ===       ===    =====    =====

Basic earnings (loss) per share
  attributable to common stocks
$1-2/3 par value common stock
  Continuing operations            $1.96    $0.41    $(0.52)   $2.51    $4.40
  Discontinued operations           0.35     0.13     (0.76)    0.13    (0.14)
                                    ----     ----      ----     ----     ----
  Earnings (loss) per share
    attributable to $1-2/3
    par value                      $2.31    $0.54    $(1.28)   $2.64    $4.26
                                    ====     ====      ====     ====     ====
Earnings per share attributable
   to Class H                      $0.13    $0.14     $0.11    $0.30    $0.68
                                    ====     ====      ====     ====     ====
Diluted earnings (loss) per
  share attributable
  to common stocks
$1-2/3 par value common stock
  Continuing operations            $1.93    $0.40    $(0.52)   $2.48    $4.32
  Discontinued operations           0.34     0.12     (0.76)    0.13    (0.14)
                                    ----     ----      ----     ----     ----
  Earnings (loss) per share
    attributable to
    $1-2/3 par value               $2.27    $0.52    $(1.28)   $2.61    $4.18
                                    ====     ====      ====     ====     ====
Earnings per share attributable
   to Class H                      $0.13    $0.14     $0.11    $0.30    $0.68
                                    ====     ====      ====     ====     ====

                          GENERAL MOTORS CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME - Concluded

                                    For the Three Months Ended
                                 -------------------------------- For the Twelve
                                 Mar 31,  Jun 30,  Sep 30,  Dec 31, Months Ended
                                   1998    1998      1998    1988   Dec 31, 1998
                                 -------  -------  -------- ------- ------------
                                            (Unaudited)
                                 ----------------------------------
Automotive, Electronics and Other
  Operations

Manufactured products sales
  and revenues                   $34,893  $31,845   $28,464  $39,074 $134,276
Other income                         677      826       547      835    2,885
                                 -------  -------  --------  ------- --------
  Total net sales and revenues    35,570   32,671    29,011   39,909  137,161
                                  ------   ------    ------   ------  -------
Cost of sales and other operating
  charges, exclusive of items
  listed below                    29,605   27,724    25,278   31,935  114,542
Selling, general and
  administrative expenses          2,569    3,086     2,794    3,399   11,848
Depreciation and amortization
  expense                          1,483    1,444     1,472    1,828    6,227
                                 -------  -------  --------  ------- --------
  Total operating costs and
    expenses                      33,657   32,254    29,544   37,162  132,617
                                  ------   ------    ------   ------  -------
Interest expense                     195      277       114      200      786
Other expenses                       190      186       131      285      792

Net(income) expense from
  transactions with Financing and
  Insurance Operations               (18)       6       129     (35)      82
                                  ------      ---     -----   ------   ------
Income (loss) from continuing
  operations before income taxes
  and  minority interests          1,546      (52)     (907)   2,297    2,884
Income tax expense (credit)          528       (6)     (281)     777    1,018
Minority interests                    (4)       4         5       (5)       -
Losses of nonconsolidated associates (10)     (46)      (33)    (150)    (239)
                                  ------      ---     -----   ------   ------
Income (loss) from continuing
  operations                       1,004      (88)     (654)   1,365    1,627
Income (loss) from discontinued
  operations                         236       83      (500)      88      (93)
                                  ------      ---     -----   ------   ------
  Net income (loss) - Automotive,
    Electronics and Other
    Operations                    $1,240      $(5)  $(1,154)  $1,453   $1,534
                                   =====        =     =====    =====    =====


Financing and Insurance Operations

Financing revenues                $3,310   $3,420    $3,360   $3,495  $13,585
Insurance, mortgage and
  other income                     1,144    1,181     1,154    1,220    4,699
                                   -----    -----     -----    -----  -------
  Total revenues and other income  4,454    4,601     4,514    4,715   18,284
                                   -----    -----     -----    -----   ------
Interest expense                   1,375    1,414     1,576    1,478    5,843
Depreciation and amortization
  expense                          1,224    1,204     1,202    1,290    4,920
Operating and other expenses         941    1,016     1,015    1,047    4,019
Provisions for financing losses      101      128        94      140      463
Insurance losses and loss
  adjustment expenses                258      282       268      253    1,061
                                   -----    -----     -----    -----  -------
  Total costs and expenses         3,899    4,044     4,155    4,208   16,306
Net expense (income) from
  transactions with Automotive,
  Electronics and Other Operations    18       (6)     (129)      35      (82)
                                    ----     ----       ---     ----   ------
Income before income taxes           537      563       488      472    2,060
Income tax expense                   167      165       137      149      618
Minority interests                    (6)      (4)       (6)      (4)     (20)
                                    ----    -----     -----    -----   ------
  Net income - Financing and
   Insurance Operations             $364     $394      $345     $319   $1,422
                                     ===      ===       ===      ===    =====





The above is supplemental consolidating information.

                          GENERAL MOTORS CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME

                                    For the Three Months Ended
                                 -------------------------------- For the Twelve
                                 Mar 31,  Jun 30,  Sep 30,  Dec 31, Months Ended
                                   1997    1997      1997    1997   Dec 31, 1997
                                 -------  -------  -------- ------- ------------
                                            (Unaudited)
                                 ----------------------------------

Manufactured products sales
   and revenues                  $36,104  $38,302   $35,800  $37,937 $148,143
Financing revenues                 3,197    3,204     3,162   3,199    12,762
Other income                       1,545    2,179     1,628   6,323    11,675
                                 -------  -------   ------- -------  --------
  Total net sales and revenues    40,846   43,685    40,590  47,459   172,580
                                  ------   ------    ------  ------   -------
Cost of sales and other operating
  charges, exclusive of items
  listed below                    30,812   32,715    30,875   33,823  128,225
Selling, general and
  administrative expenses          3,257    3,639     3,552    4,329   14,777
Depreciation and amortization
  expense                          2,858    2,904     2,813   6,071    14,646
Interest expense                   1,367    1,466     1,450   1,600     5,883
Other expenses                       219      295       355     611     1,480
                                 -------  -------   ------- -------  --------
  Total costs and expenses        38,513   41,019    39,045  46,434   165,011
                                  ------   ------    ------  ------   -------
Income from continuing operations
  before income taxes and
  minority interests               2,333    2,666     1,545    1,025    7,569
Income tax expense (credit)          852      947       524  (1,298)    1,025
Minority interests                    19       12         1      12        44
Earnings (losses) of
  nonconsolidated associates           9       (6)      (31)     (77)    (105)
                                 -------  -------   -------  -------  -------
Income from continuing operations  1,509    1,725       991    2,258    6,483
Income (loss) from discontinued
  operations                         287      373        76     (521)     215
                                 -------  -------   ------- -------  --------
  Net income                       1,796    2,098     1,067   1,737     6,698
                                 -------  -------   ------- -------  --------
Premium on exchange of preference
   stocks                              -        -        26       -        26
Dividends on preference stocks        20       20        16      16        72
                                  ------   ------    ------  ------   -------
  Earnings on common stocks       $1,776   $2,078    $1,025  $1,721    $6,600
                                   =====    =====     =====   =====     =====

Basic earnings (loss) per share
  attributable to common stocks
$1-2/3 par value common stock
  Continuing operations           $1.94    $2.20     $1.27    $3.14    $8.52
  Discontinued operations          0.36     0.48      0.08    (0.78)    0.18
                                   ----     ----      ----     ----     ----
  Earnings per share
    attributable to
    $1-2/3 par value              $2.30    $2.68     $1.35    $2.36    $8.70
                                   ====     ====      ====     ====     ====
Class H
  Continuing operations            $0.38    $1.11     $0.43    $0.39    $2.30
  Discontinued operations           0.21     0.24      0.17     0.24     0.87
                                    ----     ----      ----     ----     ----
  Earnings per share attributable to
   Class H (prior to its
   recapitalization on
   December 17, 1997)              $0.59    $1.35     $0.60    $0.63    $3.17
                                    ====     ====      ====     ====     ====
  Earnings per share attributable to
   Class H (subsequent to its
   recapitalization on
   December 17, 1997)               $  -     $  -      $  -    $0.02    $0.02
                                     ===      ===       ===     ====     ====

Diluted earnings per share attributable
  to common stock
$1-2/3 par value common stock
  Continuing operations            $1.93    $2.19     $1.26    $3.10    $8.45
  Discontinued operations           0.35     0.48      0.08    (0.77)    0.17
                                    ----     ----      ----     ----     ----
  Earnings per share
   attributable to
   $1-2/3 par value                $2.28    $2.67     $1.34    $2.33    $8.62
                                    ====     ====      ====     ====     ====
Class H
  Continuing operations            $0.38    $1.11     $0.43    $0.39    $2.30
  Discontinued operations           0.21     0.24      0.17     0.24     0.87
                                    ----     ----      ----     ----     ----
  Earnings per share
   attributable to
   Class H (prior to its
   recapitalization on
   December 17, 1997)              $0.59    $1.35     $0.60    $0.63    $3.17
                                    ====     ====      ====     ====     ====
  Earnings per share
   attributable to Class H
   (subsequent to its
   recapitalization on
   December 17, 1997)               $  -     $  -      $  -    $0.02    $0.02
                                     ===      ===       ===     ====     ====

                          GENERAL MOTORS CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME - Concluded

                                     For the Three Months Ended
                                 -------------------------------- For the Twelve
                                 Mar 31,  Jun 30,  Sep 30,  Dec 31, Months Ended
                                   1997    1997      1997    1997   Dec 31, 1997
                                 -------  -------  -------- ------- ------------
                                             (Unaudited)
                                 ----------------------------------
Automotive, Electronics and Other
  Operations

Manufactured products sales
   and revenues                  $36,104  $38,302   $35,800  $37,937 $148,143
Other income                         687    1,336       692    5,237    7,952
                                 -------  -------  --------  ------- --------
  Total net sales and revenues    36,791   39,638    36,492   43,174  156,095
                                  ------   ------    ------   ------  -------
Cost of sales and other operating
  charges, exclusive of items
  listed below                    30,812   32,715    30,875   33,823  128,225
Selling, general and
  administrative expenses          2,561    2,959     2,918    3,533   11,971
Depreciation and amortization
  expense                          1,672    1,721     1,613    4,827    9,833
                                 -------  -------  --------  ------- --------
  Total operating costs
    and expenses                  35,045   37,395    35,406   42,183  150,029
                                  ------   ------    ------   ------  -------
Interest expense                      95      148       136      254      633
Other expenses                       (50)      15        56      189      210

Net expense (income) from
  transactions with Financing and
  Insurance Operations                 1       (3)      (86)     (13)    (101)
                                 -------   ------     ------    ----   ------
Income from continuing operations
  before income taxes and
  minority interests               1,700    2,083       980      561    5,324
Income tax expense (credit)          593      703       280   (1,465)     111
Minority interest                     19       12        10       16       57
Earnings (losses) of
  nonconsolidated associates          10       (6)      (32)     (77)    (105)
                                 -------  -------  --------  ------- --------
Income from continuing operations  1,136    1,386       678    1,965    5,165
Income (loss) from discontinued
   operations                        287      373        76     (521)     215
                                 -------  -------  --------  ------- --------
  Net income - Automotive,
    Electronics and Other
    Operations                    $1,423   $1,759      $754   $1,444   $5,380
                                   =====    =====       ===    =====    =====


Financing and Insurance Operations

Financing revenues                $3,197   $3,204    $3,162   $3,199  $12,762
Insurance, mortgage and
  other income                       858      843       936    1,086    3,723
                                   -----    -----     -----    -----   ------
  Total revenues and other income  4,055    4,047     4,098    4,285   16,485
                                   -----    -----     -----    -----   ------
Interest expense                   1,272    1,318     1,314    1,346    5,250
Depreciation and amortization
  expense                          1,186    1,183     1,200    1,244    4,813
Operating and other expenses         696      680       634      796    2,806
Provisions for financing losses      130      127       139      127      523
Insurance losses and loss
  adjustment expenses                139      153       160      295      747
                                   -----    -----     -----    -----  -------
  Total costs and expenses         3,423    3,461     3,447    3,808   14,139
                                   -----    -----     -----    -----   ------
Net (income) expense from
  transactions with Automotive,
  Electronics and Other Operations    (1)       3        86       13      101
                                   -----    -----      ----   ------   ------
Income before income taxes           633      583       565      464    2,245
Income tax expense                   259      244       244      167      914
Minority interests                    (1)       -        (8)      (4)     (13)
                                    ----    -----     -----    -----   ------
  Net income - Financing and
   Insurance Operations             $373     $339      $313     $293   $1,318
                                     ===      ===       ===      ===    =====




The above is supplemental consolidating information.

                          GENERAL MOTORS CORPORATION
                         NET INCOME (LOSS) BY SEGMENT

                                      For the Three Months Ended
                                 -------------------------------- For the Twelve
                                 Mar 31,  Jun 30,  Sep 30,  Dec 31, Months Ended
                                   1998    1998      1998    1988   Dec 31, 1998
                                 -------  -------  -------- ------- ------------
                                             (Unaudited)
                                 ----------------------------------
Automotive, Electronics
  and Other Operations

GM North America (GMNA)             $841    $(194)    $(595)  $1,583   $1,635
GM Europe (GME)                       99      124        50      146      419
GM Latin America/Africa/Mid-East
 (GMLAAM)                             53       48       (64)    (212)    (175)
GM Asia/Pacific (GMAP)                 6      (36)        -     (213)    (243)
Other Automotive                      (7)      34       (24)      (5)      (2)
                                    ----      ---       ---  -------  -------
  Total GM Automotive (GMA)          992      (24)     (633)   1,299    1,634
Hughes                                54       56        43      119      272
Other                                (42)    (120)      (64)     (53)    (279)
                                     ---     ----       ---      ---     ----

  Total Automotive, Electronics
   and Other Operations            1,004      (88)     (654)   1,365    1,627

Financing and Insurance Operations
GMAC                                 349      365       313      298    1,325
Other                                 15       29        32       21       97
                                     ---     ----       ---      ---     ----
  Total Financing and Insurance
    Operations                       364      394       345      319    1,422
                                     ---      ---       ---      ---    -----


Income (loss) from continuing
   operations                      1,368      306      (309)   1,684    3,049
Income (loss) from discontinued
   operations                        236       83      (500)      88      (93)
                                     ---       --      ----       --      ---

Consolidated Net Income (Loss)    $1,604     $389     $(809)  $1,772   $2,956
                                   =====      ===       ===    =====    =====


                                     For the Three Months Ended
                                 -------------------------------- For the Twelve
                                 Mar 31,  Jun 30,  Sep 30,  Dec 31, Months Ended
                                   1997    1997      1997    1997   Dec 31, 1997
                                 -------  -------  -------- ------- ------------
                                             (Unaudited)
                                 ----------------------------------
Automotive, Electronics
  and Other Operations

GM North America (GMNA)             $742     $509      $470  $(1,733)    $(12)
GM Europe (GME)                      149      312       (21)    (457)     (17)
GM Latin America/Africa/Mid-East
   (GMLAAM)                          129      181       165      192      667
GM Asia/Pacific (GMAP)                38       (6)       (7)    (197)    (172)
Other Automotive                      (4)       1         1      (15)     (17)
                                 -------    -----     -----   ------     ----
  Total GM Automotive (GMA)        1,054      997       608   (2,210)     449
Hughes (a)                            24      324        53       70      471
Other (a) (b)                         58       65        17    4,105    4,245
                                 -------    -----     -----   ------     ----
  Total Automotive, Electronics
   and Other Operations            1,136    1,386       678    1,965    5,165

Financing and Insurance Operations
GMAC                                 372      338       312      279    1,301
Other                                  1        1         1       14       17
                                 -------    -----     -----   ------     ----
  Total Financing and Insurance
    Operations                       373      339       313      293    1,318
                                 -------    -----     -----   ------     ----

Income from continuing operations  1,509    1,725       991    2,258    6,483
Income (loss) from discontinued
  operations                         287      373        76     (521)     215
                                 -------    -----     -----   ------     ----

Consolidated Net Income           $1,796   $2,098    $1,067   $1,737   $6,698
                                   =====    =====     =====    =====    =====



(a) The operating results for 1997 are presented to reflect the changes to GM's organizational structure resulting from the Hughes Transactions, which occurred in December 1997. As such, Hughes excludes Hughes Defense and Other Automotive, Electronics and Other Operations includes Hughes Defense.
(b) Other includes the $4.3 billion gain resulting from the Hughes Transactions in December 1997.



                           CONSOLIDATED BALANCE SHEETS
                                            (Unaudited)(Unaudited) (Unaudited)
                                               Mar 31,    Jun 30,    Sep 30,   Dec 31,
                                                1998       1998       1988      1988
                                                ----       ----       ----      ----
GENERAL MOTORS CORPORATION AND SUBSIDIARIES             (Dollars in Millions)
                                     ASSETS
Automotive, Electronics and Other Operations

Cash and cash equivalents                      $10,030     $7,569    $6,888    $9,728
Marketable securities                            2,386        463       420       402
                                               -------     ------    ------   -------
  Total cash and marketable securities          12,416      8,032     7,308    10,130
Accounts and notes receivable (less allowances)  4,426      3,845     5,258     4,750
Inventories (less allowances)                   11,149     11,317    11,062    10,437
Net assets of discontinued operations              219        359         -        77
Equipment on operating leases
  (less accumulated depreciation)                4,554      4,754     4,797     4,954
Deferred income taxes and other current assets   6,125      5,841     5,994    10,051
Net receivable from Financing and
  Insurance Operations                             840          -         -         -
                                               -------     ------    ------   -------
  Total current assets                          39,729     34,148    34,419    40,399
Equity in net assets of nonconsolidated
  associates                                       936      1,098     1,100       950
Property - net                                  29,903     30,451    31,652    32,222
Intangible assets - net                         10,639     11,330    11,342     9,994
Deferred income taxes                           18,172     17,883    18,124    14,967
Other assets                                    15,379     15,085    14,912    16,062
                                              --------   --------  --------  --------
  Total Automotive, Electronics and
    Other Operations assets                    114,758    109,995   111,549   114,594
Financing and Insurance Operations
Cash and cash equivalents                          483        164        93       146
Investments in securities                        7,815      7,932     8,248     8,748
Finance receivables - net                       62,748     59,875    62,460    70,436
Investment in leases and other receivables      30,935     32,130    33,220    32,798
Other assets                                    12,794     12,688    13,868    18,807
Net receivable from Automotive, Electronics
  and Other Operations                               -      1,154       186       816
                                               -------     ------    ------   -------
  Total Financing and Insurance
    Operations assets                          114,775    113,943   118,075   131,751
                                               -------    -------   -------   -------
Total assets                                  $229,533   $223,938  $229,624  $246,345
                                               =======    =======   =======   =======
  LIABILITIES AND STOCKHOLDERS' EQUITY
Automotive, Electronics and Other Operations
Accounts payable (principally trade)           $12,721    $10,311   $12,437   $13,542
Loans payable                                    1,276      1,907     1,950     1,204
Accrued expenses                                31,424     29,239    29,599    30,548
Net payable to Financing and Insurance
  Operations                                         -      1,154       186       816
                                               -------     ------    ------   -------
  Total current liabilities                     45,421     42,611    44,172    46,110
Long-term debt                                   5,796      6,935     6,817     7,118
Postretirement benefits other than
  pensions                                      34,027     32,925    33,479    33,503
Pensions                                         3,341      2,925     3,782     4,410
Net liabilities of discontinued operations           -          -         2         -
Other liabilities and deferred income taxes     17,805     17,794    17,729    17,807
                                              --------   --------  --------  --------
  Total Automotive, Electronics and
    Other Operations liabilities               106,390    103,190   105,981   108,948
Financing and Insurance Operations
Accounts payable                                 3,501      3,982     3,784     4,148
Debt                                            91,500     91,081    94,991   107,753
Deferred income taxes and other liabilities      9,520      9,174     9,399     9,661
Net payable to Automotive, Electronics
   and Other Operations                            840          -         -         -
                                               -------     ------    ------   -------
  Total Financing and Insurance
    Operations liabilities                     105,361    104,237   108,174   121,562
Minority interests                                 678        510       531       563
General Motors - obligated mandatorily
  redeemable preferred securities of
  subsidiary trusts holding solely
  junior subordinated debentures
  of General Motors
   Series D                                         79         79        79        79
   Series G                                        143        143       142       141
Stockholders' equity
Preference stocks                                    1          1         1         1
$1-2/3 par value common stock                    1,116      1,092     1,092     1,092
Class H common stock                                10         11        11        11
Capital surplus (principally additional
  paid-in capital)                              13,786     12,773    12,769    12,661
Retained earnings                                6,664      6,706     5,554     6,984
                                               -------    -------   -------   -------
   Subtotal                                     21,577     20,583    19,427    20,749
Accumulated foreign currency
   translation adjustments                      (1,172)    (1,249)   (1,060)   (1,089)
Net unrealized gains on securities                 539        507       412       481
Minimum pension liability adjustment            (4,062)    (4,062)   (4,062)   (5,089)
                                                 -----      -----     -----     -----
   Accumulated other comprehensive loss         (4,695)    (4,804)   (4,710)   (5,697)
                                                 -----      -----     -----     -----
     Total stockholders' equity                 16,882     15,779    14,717    15,052
                                              --------   --------  --------  --------
Total liabilities and stockholders' equity    $229,533   $223,938  $229,624  $246,345
                                               =======    =======   =======   =======

                                           - 8 -


                     CONSOLIDATED BALANCE SHEETS - Concluded
                                            (Unaudited) (Unaudited) (Unaudited)
                                               Mar 31,    Jun 30,    Sep 30,   Dec 31,
                                                1998       1998       1988      1988
                                                ----       ----       ----      ----
GENERAL MOTORS CORPORATION AND SUBSIDIARIES           (Dollars in Millions)

                        ASSETS
Cash and cash equivalents                      $10,030     $7,569    $6,888    $9,728
Marketable securities                            2,386        463       420       402
                                               -------     ------    ------  --------
  Total cash and marketable securities          12,416      8,032     7,308    10,130
Accounts and notes receivable (less allowances)  4,426      3,845     5,258     4,750
Inventories (less allowances)                   11,149     11,317    11,062    10,437
Net assets of discontinued operations              219        359         -        77
Equipment on operating leases
  (less accumulated depreciation)                4,554      4,754     4,797     4,954
Deferred income taxes and other current assets   6,125      5,841     5,994    10,051
Net receivable from Financing and
  Insurance Operations                             840          -         -         -
                                               -------     ------    ------  --------
  Total current assets                          39,729     34,148    34,419    40,399
Equity in net assets of nonconsolidated
   associates                                      936      1,098     1,100       950
Property - net                                  29,903     30,451    31,652    32,222
Intangible assets - net                         10,639     11,330    11,342     9,994
Deferred income taxes                           18,172     17,883    18,124    14,967
Other assets                                    15,379     15,085    14,912    16,062
                                               -------     ------    ------  --------
  Total Automotive, Electronics and
    Other Operations assets                   $114,758   $109,995  $111,549  $114,594
                                              ========   ========  ========  ========

               LIABILITIES AND GM INVESTMENT

Accounts payable (principally trade)           $12,721    $10,311   $12,437   $13,542
Loans payable                                    1,276      1,907     1,950     1,204
Accrued expenses                                31,424     29,239    29,599    30,548
Net payable to Financing and
  Insurance Operations                               -      1,154       186       816
                                               -------     ------    ------  --------
  Total current liabilities                     45,421     42,611    44,172    46,110
Long-term debt                                   5,796      6,935     6,817     7,118
Postretirement benefits other than
  pensions                                      34,027     32,925    33,479    33,503
Pensions                                         3,341      2,925     3,782     4,410
Net liabilities of discontinued operations           -          -         2         -
Other liabilities and deferred income taxes     17,805     17,794    17,729    17,807
                                              --------   --------  --------  --------
  Total Automotive, Electronics and
    Other Operations liabilities               106,390    103,190   105,981   108,948
Minority interests                                 636        467       484       511
GM investment in Automotive, Electronics
   and Other Operations                          7,732      6,338     5,084     5,135
                                              --------   --------  --------  --------
  Total Automotive, Electronics and
    Other Operations liabilities
    and GM investment                         $114,758   $109,995  $111,549  $114,594
                                               =======    =======   =======   =======

                                           (Unaudited) (Unaudited) (Unaudited)
                                               Mar 31,    Jun 30,    Sep 30,   Dec 31,
                                                1998       1998       1988      1988
                                                ----       ----       ----      ----
 FINANCING AND INSURANCE OPERATIONS                     (Dollars in Millions)

                        ASSETS
Cash and cash equivalents                         $483       $164       $93      $146
Investments in securities                        7,815      7,932     8,248     8,748
Finance receivables - net                       62,748     59,875    62,460    70,436
Investment in leases and other receivables      30,935     32,130    33,220    32,798
Other assets                                    12,794     12,688    13,868    18,807
Net receivable from Automotive,
  Electronics and Other Operations                   -      1,154       186       816
                                              --------   --------  --------  --------
  Total Financing and Insurance
    Operations assets                         $114,775   $113,943  $118,075  $131,751
                                              ========   ========  ========  ========

               LIABILITIES AND GM INVESTMENT

Accounts payable                                $3,501     $3,982    $3,784    $4,148
Debt                                            91,500     91,081    94,991   107,753
Deferred income taxes and other liabilities      9,520      9,174     9,399     9,661
Net payable to Automotive, Electronic
   and Other Operations                            840          -         -         -
                                              --------   --------  --------  --------
  Total Financing and Insurance
    Operations liabilities                     105,361    104,237   108,174   121,562
Minority interests                                  42         43        47        52
GM investment in Financing and
  Insurance Operations                           9,372      9,663     9,854    10,137
                                              --------   --------  --------  --------
  Total Financing and Insurance
    Operations liabilities and GM investment  $114,775   $113,943  $118,075  $131,751
                                              ========   ========  ========  ========

The above is supplemental consolidating information.

                  CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             (Unaudited)         (Unaudited)
                                          Three Months Ended   Six Months Ended
                                            March 31, 1998       June 30, 1998
                                            --------------       -------------
                                                  (Dollars in Millions)

GENERAL MOTORS CORPORATION AND SUBSIDIARIES

Net cash provided by operating activities        $5,324               $4,390

Cash flows from investing activities
Expenditures for property                        (1,996)              (3,827)
Investments in other marketable securities
  - acquisitions                                 (5,545)             (12,969)
Investments in other marketable securities
  - liquidations                                  7,141               16,766
Mortgage servicing rights - acquisitions           (153)                (742)
Mortgage servicing rights - liquidations             29                    7
Finance receivables - acquisitions              (41,800)             (78,491)
Finance receivables - liquidations               32,556               58,991
Proceeds from sales of finance receivables        5,143               17,356
Operating leases - acquisitions                  (5,127)             (12,379)
Operating leases - liquidations                   3,462                7,556
Investments in companies, net of cash acquired     (211)                (409)
Other                                              (711)                (185)
                                                 ------               ------
Net cash used in investing activities            (7,212)              (8,326)
                                                  -----                -----

Cash flows from financing activities
Net increase in loans payable                     2,019                2,464
Increase in long-term debt                        6,428               11,019
Decrease in long-term debt                       (4,143)              (7,591)
Repurchases of common and preference stocks      (1,911)              (3,071)
Proceeds from issuing common stocks                 233                  343
Cash dividends paid to stockholders                (357)                (702)
                                                  -----               ------
Net cash provided by  financing activities        2,269                2,462
                                                  -----                -----

Effect of exchange rate changes on cash and
  cash equivalents                                  (85)                 (67)
                                                    ---                  ---
Net cash provided by (used in)
  continuing operations                             296               (1,541)
Net cash used in discontinued operations            (56)                (999)
                                                    ---                 ----
Net increase (decrease) in cash
  and cash equivalents                              240               (2,540)
Cash and cash equivalents at beginning
  of the period                                  10,273               10,273
                                                 ------               ------
Cash and cash equivalents at end
  of the period                                 $10,513               $7,733
                                                =======               ======

                                            (Unaudited)
                                          Nine Months Ended  Twelve Months Ended
                                          September 30, 1998   December 31, 1998
                                          ------------------   -----------------
                                                    (Dollars in Millions)

GENERAL MOTORS CORPORATION AND SUBSIDIARIES

Net cash provided by operating activities        $6,507              $14,343

Cash flows from investing activities
Expenditures for property                        (5,921)              (8,231)
Investments in other marketable securities
  - acquisitions                                (22,717)             (34,162)
Investments in other marketable securities
  - liquidations                                 26,501               37,960
Mortgage servicing rights - acquisitions           (897)              (1,862)
Mortgage servicing rights - liquidations             67                   80
Finance receivables - acquisitions             (112,962)            (155,613)
Finance receivables - liquidations               86,709              114,662
Proceeds from sales of finance receivables       21,922               27,681
Operating leases - acquisitions                 (18,281)             (23,525)
Operating leases - liquidations                  11,717               15,386
Investments in companies, net of cash acquired     (417)              (1,144)
Other                                              (430)              (1,131)
                                                 ------               ------
Net cash used in investing activities           (14,709)             (29,899)
                                                 ------               ------

Cash flows from financing activities
Net increase in loans payable                     3,402                8,186
Increase in long-term debt                       16,620               24,035
Decrease in long-term debt                      (10,860)             (12,869)
Repurchases of common and preference stocks      (3,071)              (3,089)
Proceeds from issuing common stocks                 343                  343
Cash dividends paid to stockholders              (1,045)              (1,388)
                                                  -----              -------
Net cash provided by financing activities         5,389               15,218
                                                  -----               ------

Effect of exchange rate changes on cash and
  cash equivalents                                  271                  317
                                                  -----               ------
Net cash used in continuing operations           (2,542)                 (21)
Net cash used in discontinued operations           (750)                (378)
                                                   ----                 ----
Net decrease in cash and cash equivalents        (3,292)                (399)
Cash and cash equivalents at beginning
  of the period                                  10,273               10,273
                                                 ------               ------
Cash and cash equivalents at end
  of the period                                  $6,981               $9,874
                                                 ======               ======


           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                             (Unaudited)                 (Unaudited)
                                          Three Months Ended           Six Months Ended
                                            March 31, 1998              June 30, 1998
                                         -----------------------   -----------------------
                                         Automotive,   Financing   Automotive,   Financing
                                         Electronics      and      Electronics      and
                                          and Other    Insurance    and Other    Insurance
                                          ---------    ---------    ---------    ---------
                                                        (Dollars in Millions)
Net cash provided by operating activities   $3,014      $2,310         $368        $4,022

Cash flows from investing activities
Expenditures for property                   (1,967)        (29)      (3,753)          (74)
Investments in other marketable
  securities - acquisitions                 (2,007)     (3,538)      (4,466)       (8,503)
Investments in other marketable
  securities - liquidations                  3,281       3,860        7,815         8,951
Mortgage servicing rights - acquisitions         -        (153)           -          (742)
Mortgage servicing rights - liquidations         -          29            -             7
Finance receivables - acquisitions               -     (41,800)           -       (78,491)
Finance receivables - liquidations               -      32,556            -        58,991
Proceeds from sales of finance receivables       -       5,143            -        17,356
Operating leases - acquisitions             (1,413)     (3,714)      (3,042)       (9,337)
Operating leases - liquidations              1,384       2,078        2,815         4,741
Investments in companies, net of
  cash acquired                               (211)          -         (409)            -
Net investing activity with Financing and
  Insurance Operations                          75           -          150             -
Other                                         (236)       (475)      (1,049)          864
                                              ----        ----       ------           ---
Net cash used in investing activities       (1,094)     (6,043)      (1,939)       (6,237)
                                            ------      ------       ------        ------

Cash flows from financing activities
Net increase in loans payable                  835       1,184          898         1,566
Increase in long-term debt                     913       5,515        2,648         8,371
Decrease in long-term debt                    (635)     (3,508)      (1,079)       (6,512)
Net financing activity with
  Automotive, Electronics
  and Other Operations                           -         (75)           -          (150)
Repurchases of common and preference stocks (1,911)          -       (3,071)            -
Proceeds from issuing common stocks            233           -          343             -
Cash dividends paid to stockholders           (357)          -         (702)            -
                                             -----       -----          ---         -----
Net cash (used in) provided by
  financing activities                        (922)      3,116         (963)        3,275
                                             -----       -----          ---         -----
Effect of exchange rate changes on cash and
  cash equivalents                             (87)          2          (67)            -
Net transactions with Automotive/
  Financing Operations                        (521)        521        1,473        (1,473)
                                             -----       -----          ---         -----
Net cash provided by (used in)
  continuing operations                        390         (94)      (1,128)         (413)
Net cash used in discontinued operations       (56)          -         (999)            -
                                             -----       -----          ---         -----
Net increase (decrease) in cash
  and cash equivalents                         334         (94)      (2,127)         (413)
Cash and cash equivalents at
  beginning of the period                    9,696         577        9,696           577
                                             -----       -----          ---         -----
Cash and cash equivalents at
  end of the period                        $10,030        $483       $7,569          $164
                                            ======         ===        =====           ===


The above is supplemental consolidating information.




           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - Concluded

                                               (Unaudited)
                                            Nine Months Ended        Twelve Months  Ended
                                            September 30, 1998         December 31, 1998
                                          -----------------------   ----------------------
                                          Automotive,   Financing   Automotive,  Financing
                                          Electronics     and       Electronics    and
                                          and Other    Insurance    and Other   Insurance
                                          ---------    ---------    ---------    ---------
                                                        (Dollars in Millions)

Net cash provided by operating activities   $2,778      $3,729       $8,743        $5,600

Cash flows from investing activities
Expenditures for property                   (5,813)       (108)      (7,952)         (279)
Investments in other marketable securities
  - acquisitions                            (8,022)    (14,695)     (13,010)      (21,152)
Investments in other marketable securities
  - liquidations                            11,255      15,246       16,272        21,688
Mortgage servicing rights - acquisitions         -        (897)           -        (1,862)
Mortgage servicing rights - liquidations         -          67            -            80
Finance receivables - acquisitions               -    (112,962)           -      (155,613)
Finance receivables - liquidations               -      86,709            -       114,662
Proceeds from sales of finance receivables       -      21,922            -        27,681
Operating leases - acquisitions             (4,382)    (13,899)      (6,397)      (17,128)
Operating leases - liquidations              4,092       7,625        5,609         9,777
Investments in companies, net of
  cash acquired                               (417)          -         (971)         (173)
Net investing activity with Financing and
  Insurance Operations                         238           -          338             -
Other                                       (1,198)        768         (889)         (242)
                                            ------         ---         ----          ----

Net cash used in investing activities       (4,247)    (10,224)      (7,000)      (22,561)
                                            ------     -------       ------       -------

Cash flows from financing activities
Net increase (decrease) in loans payable       961       2,441          (94)        8,280
Increase in long-term debt                   2,689      13,931        2,937        21,098
Decrease in long-term debt                  (1,243)     (9,617)      (1,492)      (11,377)
Net financing activity with
  Automotive, Electronics
  and Other Operations                           -        (238)           -          (338)
Repurchases of common and preference stocks (3,071)          -       (3,089)            -
Proceeds from issuing common stocks            343           -          343             -
Cash dividends paid to stockholders         (1,045)          -       (1,388)            -
                                             -----      ------        -----        ------
Net cash (used in) provided by
  financing activities                      (1,366)      6,517       (2,783)       17,663
                                            ------       -----       ------        ------

Effect of exchange rate changes on cash and
  cash equivalents                             272          (1)         315             2
Net transactions with Automotive/
  Financing Operations                         505        (505)       1,135        (1,135)
                                            ------       -----       ------        ------
Net cash (used in) provided by
  continuing operations                     (2,058)       (484)         410          (431)
Net cash used in discontinued operations      (750)          -         (378)            -
                                             -----         ---        -----           ---
Net (decrease) increase in cash
  and cash equivalents                      (2,808)       (484)          32          (431)
                                             -----         ---        -----           ---
Cash and cash equivalents at
  beginning of the period                    9,696         577        9,696           577
                                             -----         ---        -----           ---
Cash and cash equivalents at
  end of the period                         $6,888         $93       $9,728          $146
                                             =====          ==        =====           ===





The above is supplemental consolidating information.

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    May 7, 1999
        -----------
                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)